UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  April 23, 2015
(Date of earliest event reported)

JPMBB Commercial Mortgage Securities Trust 2015-C28
(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
Barclays Bank PLC
KeyBank National Association
Starwood Mortgage Funding II LLC
MC-Five Mile Commercial Mortgage Finance LLC
Redwood Commercial Mortgage Corporation
(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

New York	333-190246-13	13-3789046
(State or other jurisdiction of incorporation)(Commission File No.)(IRS Employer Identification No.)

383 Madison Avenue New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 272-6858

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On April 23, 2015, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the JPMBB Commercial Mortgage Securities Trust 2015-C28, Commercial Mortgage Pass-Through Certificates, Series 2015-C28, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2015 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.  The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class X-A, Class X-B, Class A-S, Class B, Class C and Class EC Certificates (the “Public Certificates”), having an aggregate initial principal amount of $1,002,907,000, were sold to J.P. Morgan Securities LLC (“JPMS”), Barclays Capital Inc. (“Barclays Capital”), KeyBanc Capital Markets Inc. (“KeyBanc”) and Drexel Hamilton, LLC (“Drexel” and, collectively with JPMS, Barclays Capital and KeyBanc, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated April 2, 2015, among the Registrant and JPMS, for itself and on behalf of Barclays Capital, KeyBanc and Drexel.  In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On April 23, 2015, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $1,002,907,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of $4,506,505.10, were approximately $1,092,354,254.81. Of the expenses paid by the Registrant, approximately $544,792.24 were paid directly to affiliates of the Registrant, $50,000.00 in the form of fees were paid to the Underwriters, $78,983.45 were paid to or for the Underwriters and $3,832,729.42 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-190246) was originally declared effective on October 24, 2013.

On April 23, 2015, the Registrant sold the Class X-C, Class X-D, Class X-E, Class X-F, Class X-NR, Class D, Class E, Class F, Class NR, Class Z and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $139,884,697, to JPMS, Barclays Capital and KeyBanc, as initial purchasers, pursuant to a Certificate Purchase Agreement, dated April 2, 2015, by and among the Depositor, JPMS, Barclays Capital and KeyBanc.  The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Mortgage Loan identified in the Pooling and Servicing Agreement as the “Houston Galleria Mortgage Loan” will be serviced and administered pursuant to a trust and servicing agreement, dated as of March 30, 2015 (the “JPM 2015-HGLR Trust and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, Pacific Life Insurance Company, as special servicer, and Wells Fargo Bank, National Association, as certificate administrator, as custodian and as trustee.  An executed version of the JPM 2015-HGLR Trust and Servicing Agreement is attached hereto as Exhibit 4.2.

The Mortgage Loans identified in the Pooling and Servicing Agreement as the “One Campus Martius Mortgage Loan”, “The Club Row Building Mortgage Loan” and the “Shaner Hotels Portfolio Mortgage Loan” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of February 1, 2015 (the “JPMBB 2015-C27 Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.  An executed version of the JPMBB 2015-C27 Pooling and Servicing Agreement is attached hereto as Exhibit 4.3.

The Certificates represent, in the aggregate, the entire beneficial ownership in JPMBB Commercial Mortgage Securities Trust 2015-C28 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 67 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 122 commercial and multifamily properties.  The Mortgage Loans were acquired by the Registrant (i) from JPMCB pursuant to a Mortgage Loan Purchase Agreement, dated as of April 23, 2015 and as to which an executed version is attached hereto as Exhibit 99.1, between the Registrant and JPMCB, (ii) from Barclays Bank PLC (“Barclays”) pursuant to a Mortgage Loan Purchase Agreement, dated as of April 23, 2015 and as to which an executed version is attached hereto as Exhibit 99.2, between the Registrant and Barclays, (iii) from KeyBank National Association (“KeyBank”) pursuant to a Mortgage Loan Purchase Agreement, dated as of April 23, 2015 and as to which an executed version is attached hereto as Exhibit 99.3, between the Registrant and KeyBank, (iv) from Starwood Mortgage Funding II LLC (“Starwood”) pursuant to a Mortgage Loan Purchase Agreement, dated as of April 23, 2015 and as to which an executed version is attached hereto as Exhibit 99.4 (the “Starwood Mortgage Loan Purchase Agreement”) between the Registrant, Starwood and Starwood Mortgage Capital LLC, (v) from MC-Five Mile Commercial Mortgage Finance LLC (“MC-Five Mile”) pursuant to a Mortgage Loan Purchase Agreement, dated as of April 23, 2015 and as to which an executed version is attached hereto as Exhibit 99.5, between the Registrant and MC-Five Mile and (vi) from Redwood Commercial Mortgage Corporation (“Redwood”) pursuant to a Mortgage Loan Purchase Agreement, dated as of April 23, 2015 and as to which an executed version is attached hereto as Exhibit 99.6, between the Registrant, Redwood and Redwood Trust, Inc. KeyBank will act as a primary servicer with respect to certain Mortgage Loans sold to the Registrant, pursuant to a Primary Servicing Agreement, attached hereto as Exhibit 99.7 and dated as of April 1, 2015, between Wells Fargo Bank, National Association, as master servicer, and KeyBank, as primary servicer.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

Exhibit 1.1
Underwriting Agreement, dated April 2, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Barclays Capital Inc., KeyBanc Capital Markets Inc. and Drexel Hamilton, LLC, as underwriters.

Exhibit 4.1
Pooling and Servicing Agreement, dated as of April 1, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 4.2
Trust and Servicing Agreement, dated as of March 30, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, Pacific Life Insurance Company, as special servicer, and Wells Fargo Bank, National Association, as certificate administrator, as custodian and as trustee.

Exhibit 4.3
Pooling and Servicing Agreement governing the issuance of the JPMBB 2015-C27 certificates, dated as of February 1, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated April 23, 2015.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated April 23, 2015 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of April 23, 2015, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of April 23, 2015, between Barclays Bank PLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of April 23, 2015, between KeyBank National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.4
Mortgage Loan Purchase Agreement, dated as of April 23, 2015, between Starwood Mortgage Funding II LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser, and Starwood Mortgage Capital LLC.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of April 23, 2015, between MC-Five Mile Commercial Mortgage Finance LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.6
Mortgage Loan Purchase Agreement, dated as of April 23, 2015, among Redwood Commercial Mortgage Corporation, as seller, J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser, and Redwood Trust, Inc.

Exhibit 99.7	Primary Servicing Agreement, dated as of April 1, 2015, between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	April 23, 2015	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

		By:	/s/ Bianca A. Russo
			Name:	Bianca A. Russo
			Title:	Managing Director and Secretary

INDEX TO EXHIBITS
Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1
Underwriting Agreement, dated April 2, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Barclays Capital Inc., KeyBanc Capital Markets Inc. and Drexel Hamilton, LLC, as underwriters.
(E)

4.1
Pooling and Servicing Agreement, dated as of April 1, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.
(E)

4.2
Trust and Servicing Agreement, dated as of March 30, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, Pacific Life Insurance Company, as special servicer, and Wells Fargo Bank, National Association, as certificate administrator, as custodian and as trustee.
(E)

4.3
Pooling and Servicing Agreement governing the issuance of the JPMBB 2015-C27 certificates, dated as of February 1, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.
(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated April 23, 2015.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated April 23, 2015 (included as part of Exhibit 5).	(E)

23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)

99.1	Mortgage Loan Purchase Agreement, dated as of April 23, 2015, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated as of April 23, 2015, between Barclays Bank PLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.3	Mortgage Loan Purchase Agreement, dated as of April 23, 2015, between KeyBank National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.4
Mortgage Loan Purchase Agreement, dated as of April 23, 2015, between Starwood Mortgage Funding II LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser, and Starwood Mortgage Capital LLC.
(E)

99.5	Mortgage Loan Purchase Agreement, dated as of April 23, 2015, between MC-Five Mile Commercial Mortgage Finance LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.6
Mortgage Loan Purchase Agreement, dated as of April 23, 2015, among Redwood Commercial Mortgage Corporation, as seller, J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser, and Redwood Trust, Inc.
(E)

99.7	Primary Servicing Agreement, dated as of April 1, 2015, between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.	(E)